UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2012

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 800

Golden, Colorado 80401

Registrant’s telephone number, including area code:  (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement and Warrant Agreement

On September 13, 2012, Golden Minerals Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC (the “Underwriter”) relating to the issuance and sale (the “Offering”) of 5,497,504 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), and warrants (the “Warrants”) to purchase 2,748,752 shares of Common Stock.  The Shares and Warrants were sold in units (“Units”), with each Unit consisting of one share of Common Stock and a Warrant to purchase 0.50 of a share of Common Stock.  The Warrants will be exercisable beginning on March 20, 2013 at an exercise price of $8.42 per share and will expire on September 19, 2017, five years from the date of issuance.  The shares of Common Stock and the Warrants are immediately separable and were issued separately.  The price to the public in this offering is $5.75 per Unit.  The Underwriter has agreed to purchase the Units from the Company pursuant to the Underwriting Agreement at a price of $5.4625 per Unit.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company and the Underwriter.  It also provides for customary indemnification by each of the Company and the Underwriter for certain losses or damages arising out of or in connection with the sale of the Shares and Warrants.

In connection with the Offering, the Company entered into a warrant agreement (the “Warrant Agreement”) with Computershare Trust Company N.A. (the  “Warrant Agent”) pursuant to which the Warrants were issued and the Warrant Agent agreed to act as registrar and warrant agent for the Warrants.

The foregoing descriptions of the Underwriting Agreement, the Warrants and the Warrant Agreement are not complete and are qualified in their entireties by reference to the full text of the Underwriting Agreement and Warrant Agreement, copies of which are filed as Exhibit 1.1 and Exhibit 4.1, respectively, to this report and are incorporated by reference herein.

The Offering closed on September 19, 2012. The offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (No. 333-177117) previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”), the accompanying prospectus and a prospectus supplement filed with the SEC.  A copy of the opinion of Davis Graham & Stubbs LLP relating to the legality of the issuance and sale of the Shares and Warrants to purchase shares of Common Stock in the offering is attached as Exhibit 5.1 to this report.

The Company issued a press release on September 14, 2012 announcing the pricing of the Offering, and a press release on September 19, 2012 announcing the closing of the Offering.  The press releases are attached hereto as Exhibits 99.1 and 99.2, respectively.

Sentient Private Placement

On September 18, 2012, the Company entered into a subscription agreement (the “Subscription Agreement”) with Sentient Global Resources Fund IV, L.P. (“Sentient”), a private equity fund managed by The Sentient Group, an independent private equity firm that manages investments in the global resources industry.  Together with certain other funds managed by The Sentient Group, Sentient is the Company’s largest stockholder, currently holding collectively 19.9% of the Company’s outstanding common stock (excluding restricted common stock held by the Company’s employees).

Pursuant to the Subscription Agreement, the Company agreed to sell to Sentient (the “Private Placement”) a total of 1,365,794 shares of Common Stock (the “Sentient Shares”) and warrants to purchase 682,897 shares of Common Stock (the “Sentient Warrants”) in a private placement.  The Sentient Warrants have the same terms as the Warrants issued in the Offering.  The Sentient Shares and Sentient Warrants were sold in units, with each unit consisting of one share of Common Stock and a warrant to purchase 0.50 of a share of Common Stock.  The price to Sentient in the Private Placement was $5.4625 per unit, the same price paid by the Underwriter in the Offering.  Following the consummation of the Private Placement and the Offering, Sentient will hold approximately 19.9% of the Company’s outstanding common stock (excluding restricted common stock held by the Company’s employees).

In connection with the closing of the Private Placement, the Company entered into a Registration Rights Agreement, dated September 19, 2012 (the “Registration Rights Agreement”), with Sentient pursuant to which the Company agreed to register with the SEC the resale of the Sentient Shares and the shares issuable upon exercise of the Sentient Warrants.  The agreement requires that the Company file a registration statement with the SEC no later than June 30, 2013 and cause such registration statement to be declared effective no later than September 30, 2013.  If the Company is unable to meet these deadlines, it may be subject to a penalty equal to 1.0% of the aggregate purchase price paid by Sentient for the Sentient Shares and Sentient Warrant and amounts paid (or deemed paid, in the event of a cashless exercise), if any, for shares underlying the Sentient Warrant upon exercise of such warrant for every thirty days following the applicable deadline, up to a maximum amount of 3.0% of the aggregate purchase price.

The Private Placement closed on September 19, 2012 concurrently with the closing of the Offering.

The Private Placement was conducted outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended.

The foregoing description of the Subscription Agreement, Sentient Warrant and Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement, Sentient Warrant and Registration Rights Agreement, which are attached hereto as Exhibits 10.1, 4.2 and 10.2, respectively.

Item 3.02         Unregistered Shares of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under the heading “Sentient Private Placement” is incorporated by reference herein.

Item 9.01         Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement between Golden Minerals Company and Wells Fargo Securities, LLC, dated as of September 13, 2012.

4.1	Warrant Agreement by and between Golden Minerals Company and Computershare Trust Company N.A., dated as of September 19, 2012.

4.2	Warrant by and between Golden Minerals Company and Sentient Global Resources Fund IV, L.P. dated as of September 19, 2012.

5.1	Opinion of Davis Graham & Stubbs LLP.

10.1	Subscription Agreement between Golden Minerals Company and Sentient Global Resources Fund IV, L.P. dated as of September 18, 2012.

10.2	Registration Rights Agreement between Golden Minerals Company and Sentient Global Resources Fund IV, L.P. dated as of September 19, 2012.

23.1	Consent of Davis Graham & Stubbs LLP (included in Exhibit 5.1).

99.1	Press Release dated September 14, 2012.

99.2	Press Release dated September 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2012

Golden Minerals Company

	By:	/s/ Robert P. Vogels
		Name:	Robert P. Vogels
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement between Golden Minerals Company and Wells Fargo Securities, LLC, dated as of September 13, 2012.

4.1	Warrant Agreement by and between Golden Minerals Company and Computershare Trust Company N.A., dated as of September 19, 2012.

4.2	Warrant by and between Golden Minerals Company and Sentient Global Resources Fund IV, L.P. dated as of September 19, 2012.

5.1	Opinion of Davis Graham & Stubbs LLP.

10.1	Subscription Agreement between Golden Minerals Company and Sentient Global Resources Fund IV, L.P. dated as of September 18, 2012.

10.2	Registration Rights Agreement between Golden Minerals Company and Sentient Global Resources Fund IV, L.P. dated as of September 19, 2012.

23.1	Consent of Davis Graham & Stubbs LLP (included in Exhibit 5.1).

99.1	Press Release dated September 14, 2012.

99.2	Press Release dated September 19, 2012.